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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors and Shareholders
Federated Department Stores, Inc.


         We consent to the use of our reports incorporated herein by reference.



                                                 /s/  KPMG LLP


Cincinnati, Ohio
April 21, 1999


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